UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 10, 2006

iVOW, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 Faraday Avenue, Carlsbad, California 92008

(Address of principal executive offices, with zip code)

(760) 603-9120

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 Departure of Chief Financial Officer.  J. Bradford Hanson tendered his resignation as the Vice President and Chief Financial Officer of iVOW, Inc. effective February 12, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)                                  Appointment of New Chief Financial Officer.  Effective February 13, 2006, Richard M.Gomberg will begin serving as the Company’s Chief Financial Officer, replacing J. Bradford Hanson.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following exhibit is filed with this current report:

Exhibit No.	Description
99.1	Press Release, dated February 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: February 13, 2006	By:	/s/ MICHAEL H. OWENS
Michael H. Owens, M.D.
Chief Executive Officer